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                                                                    EXHIBIT 1.01

                       OKLAHOMA GAS AND ELECTRIC COMPANY
                                  SENIOR NOTES
                             UNDERWRITING AGREEMENT
                         -----------------------------

                                                                          ,

To the Representatives named in
Schedule I hereto of the Underwriters
named in Schedule II hereto.

Ladies and Gentlemen:

    1.     INTRODUCTION.    Oklahoma  Gas  and  Electric  Company,  an  Oklahoma
corporation (the "Company"), proposes to  issue and sell $               of  its
    %  Senior Notes, due           ,      (the "Senior Notes"). The Senior Notes
will be issued by the Company under its Indenture  dated as of           ,
between  the Company and                ,          , as trustee (the "Trustee"),
as amended  and  supplemented  by  Supplemental Indenture  No.  1  dated  as  of
         , creating the series in which the Senior Notes are to be issued. The term "Indenture," as hereinafter used, means such Indenture dated as of
         , , as so amended and supplemented. The Company proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters", which term, when the context permits, shall also include any substitute underwriter as provided in Section 9 hereof) for whom you are acting as Representatives (the "Representatives") Senior Notes in the aggregate principal amount and with the terms specified in Schedule I hereto (the "Purchased Senior Notes"). Until such time as all of the first mortgage bonds of the Company (the "First Mortgage Bonds") issued prior to the date of the Indenture have been retired through payment or redemption (the "Release Date"), the Senior Notes will be secured as to payment of principal and interest by one or more series of First Mortgage Bonds issued, pledged and delivered by the Company to the Trustee. Concurrently with the offering of the Senior Notes, the Company proposes to issue and sell
$         of its     % Senior Notes  due          ,     (the "Additional  Senior
Notes"). The sale of the Additional Senior Notes and the Senior Notes are not contingent upon each other.

    2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriters that:

        (a) The Company has filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (having the file
    numbers  set forth in  Schedule I hereto) relating  to $           aggregate
    principal amount of its Senior Notes and First Mortgage Bonds, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), and has filed such amendments thereto as may have been required to the date hereof. Such registration statements have been declared effective by the Commission. Such registration statements and the prospectus relating to the sale of the Senior Notes and the First Mortgage Bonds by the Company constituting a part thereof, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are collectively referred to herein as the "Registration Statement," and the prospectus relating to the Senior Notes and the First Mortgage Bonds, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Act or the Exchange Act, is referred to herein as the "Prospectus"; provided that a supplement to the Prospectus relating to an offering of Senior Notes other than the Purchased Senior Notes shall be deemed to have supplemented the Prospectus only with respect to the offering of such other Senior Notes. All documents filed by the Company with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, as aforesaid, are hereinafter referred to as the "Incorporated Documents."

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        (b) The  Registration  Statement,  at  the  time  it  became  effective, complied  and  the  Prospectus,  at  the  time  Registration  Statement  No.
             became effective, complied and each as of the date hereof comply and as of the Closing Date, as hereinafter defined, will comply, in all material respects with the requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission under such Acts; the Incorporated
    Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and any Incorporated Documents filed with the Commission after the date of this Agreement will, when they are filed with the Commission, comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereto, at the time it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
    and the Prospectus, at the time Registration Statement No.            became
    effective, did not, as of the date hereof does not and as of the Closing Date will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in this Section 2(b) shall not apply to (A) that part of the Registration Statement which constitutes the Statements of Eligibility and Qualification (Form T-1) under the Trust Indenture Act (the "Statements of Eligibility") of the Trustee and the trustee for the First Mortgage Bonds, (B) information contained in the Registration Statement or the Prospectus relating to The Depository Trust Company and its book-entry system, or (C) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Representative expressly for use in the Registration Statement or the Prospectus.

        (c) , the accountants who certified certain of the financial statements included or incorporated by reference in the Registration Statement or the Prospectus (the "Accountants"), are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

        (d) The financial statements included or incorporated by reference in the Prospectus present fairly the financial position, results of operations and cash flows of the Company and its consolidated subsidiaries as at the respective dates and for the respective periods specified and, except as otherwise stated in the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The Company has no material contingent obligation which is not disclosed in the Prospectus.

        (e) Except as set forth in or expressly contemplated by the Prospectus, no material transaction has been entered into by the Company or any of its subsidiaries otherwise than in the ordinary course of business and no materially adverse change has occurred in the condition, financial or otherwise, of the Company, or of the Company and its subsidiaries, taken as a whole, in each case since the respective dates as of which information is given in the Prospectus.

        (f) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma, is qualified to do business as a foreign corporation and is in good standing under the laws of the State of Arkansas, and is not required to qualify to do business as a foreign corporation in any other jurisdiction, and has the corporate power to own its properties and carry on its business as now being conducted.

        (g) Each subsidiary of the Company and each subsidiary of a subsidiary of the Company, together with its respective state of incorporation, are listed on Exhibit A hereto (hereinafter

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    referred to  collectively  as  the  "Subsidiaries"  and  individually  as  a
    "Subsidiary"). The Subsidiaries are the only "subsidiaries" of the Company as defined under Regulation S-X under the Exchange Act and except as otherwise noted on Exhibit A hereto, are wholly-owned subsidiaries of the Company. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its State of incorporation, as noted on Exhibit A hereto, and is duly qualified as a foreign corporation in each jurisdiction in which its failure to qualify would have a material adverse effect on the business or operations of the Company and its Subsidiaries taken as a whole and has the corporate power to own its properties and carry on its business as now being conducted; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; and all the capital stock of each Subsidiary (except as otherwise noted on Exhibit A) is owned by the Company
    free  and  clear   of  any  security   interest,  mortgage,  pledge,   lien,
    encumbrance, claim or equity.

        (h) Neither the Company nor any Subsidiary is in violation of its Certificate of Incorporation, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any mortgage or any material contract, indenture, mortgage, lease, note or other instrument to which it is a party or by which it may be bound or to which any of its properties or assets is subject, or materially in violation of any law, administrative regulation or administrative, arbitration or court order, except in each case to such extent as may be set forth in the Prospectus; and the execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions herein contemplated will not conflict with or constitute a breach of, or default under, the Certificate of Incorporation or By-Laws of the Company or any Subsidiary or any mortgage, contract, lease, note or other instrument to which the Company or any Subsidiary is a party or by which it may be bound, or any law, regulation, consent decree or administrative, arbitration or court order.

        (i) The Corporation Commission of the State of Oklahoma (the "Oklahoma Commission") and the Arkansas Public Service Commission (the "Arkansas Commission") have each duly authorized the issuance and sale of the Senior Notes and the First Mortgage Bonds on terms consistent with this Agreement. No consent of or approval by any other public board or body or administrative agency, federal or state, is necessary to authorize the issuance and sale of the Senior Notes and the First Mortgage Bonds, except that there must be compliance with the securities laws of the states in which the Senior Notes and the First Mortgage Bonds are to be sold.

        (j) There is no pending or threatened suit or proceeding before any court or governmental agency, authority or body or any arbitration involving the Company or any Subsidiary required to be disclosed in the Prospectus which is not adequately disclosed in the Prospectus and there are no contracts or documents required to be filed as exhibits to the Registration Statement under the 1933 Act and the rules and regulations of the Commission thereunder which have not been so filed.

        (k) This Agreement has been duly authorized, executed and delivered by the Company.

        (l) The Company has sufficient authority under statutory provisions or by grant of franchises or permits by municipalities or counties to conduct its business as presently conducted and as described in the Registration Statement and Prospectus.

        (m) The Indenture and the First Mortgage Indenture (as defined herein) are each in due and proper form, have been duly and validly executed and delivered and are valid and enforceable instruments in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the extent that general equitable principles may limit the right to obtain the remedy of specific performance of certain of the obligations thereunder. The Purchased Senior Notes are in due and proper form and, when duly executed, authenticated and delivered to the Trustee against the agreed consideration therefor, will be valid and enforceable

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    obligations  of  the  Company  in accordance  with  their  terms.  The First
    Mortgage Bonds which are delivered to the Trustee as security for the payment of principal of and premium, if any, and interest on the Purchased
    Senior  Notes  are  in  due  and  proper  form  and,  when  duly   executed,
    authenticated and delivered to the Trustee in accordance with the terms of the Indenture, will be valid and enforceable obligations of the Company in accordance with their terms, secured by the lien of and entitled to the benefits provided by the First Mortgage Indenture.

        (n) The Company has good and sufficient title to each of the principal plants and properties purported to be owned by it, subject to the lien of the First Mortgage Indenture, and to permissible encumbrances as therein defined.

        (o) Except for changes contemplated by the Prospectus, the authorized and outstanding capital stock of the Company is as set forth in the Prospectus.

        (p) The Company meets the requirements for filing on Form S-3 under the Act.

    Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

    3. PURCHASE, OFFERING AND DELIVERY -- CLOSING DATE. Subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company at the purchase price set forth in Schedule I hereto, the principal amount of the Purchased Senior Notes set forth opposite such Underwriter's name in Schedule II hereto. It is understood that the Underwriters propose to offer the Purchased Senior Notes for sale to the public as set forth in the Prospectus Supplement, as hereinafter defined, relating to the Purchased Senior Notes. The Company will deliver the Purchased Senior Notes to the Representatives for the respective accounts of the Underwriters (in fully registered form issued in such names and in such denominations as the Representatives may direct by notice in
writing to the Company given at or prior to           .M.,         Time, on  the
second full business day preceding the Closing Date, or, if no such direction is received, in the names of the respective Underwriters), at the office specified in Schedule I hereto, against payment of the purchase price thereof by wire transfer or similar same day funds, payable to such account as the Company shall direct by notice in writing to the Representatives given at or prior to
         .M.         Time on the second full business day preceding the  Closing
Date.  The time  and date  of delivery and  closing shall  be the  time and date specified in  Schedule  I  hereto;  provided  that such  time  or  date  may  be accelerated or extended by agreement between the Company and the Representatives. The time and date of such payment and delivery are herein sometimes referred to as the "Closing Date."

    The Company agrees to make the Purchased Senior Notes available to the Representatives at the office specified in Schedule I hereto for examination on
behalf  of the Underwriters, not later than           .M.,          Time, on the
business day preceding the Closing Date.

    It is understood that the Representatives, either jointly or individually, and not as representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter or
Underwriters. Any such payment shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

    The Representatives agree to deposit with the Company within two business days after the date of this Agreement the amount set forth in Schedule I hereto as the Oklahoma Real Estate Mortgage Tax. It is understood that such payment shall not constitute partial or full payment for the Purchased Senior Notes, but shall be applied solely in accordance with Section 4(i) hereof.

    4.  AGREEMENTS.  The Company agrees with the several Underwriters that:

        (a) Promptly following execution of this Agreement, the Company will cause the Prospectus, including as part thereof a prospectus supplement relating to the Purchased Senior Notes (the "Prospectus Supplement"), to be filed with the Commission pursuant to Rule 424 and/or

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    Rule   434  under  the  Act  and   the  Company  will  promptly  advise  the
    Representatives when such filing or mailing has been made. Prior to such filing or mailing, the Company will cooperate with the Representatives in
    the  preparation  of   the  Prospectus   Supplement  to   assure  that   the
    Representatives have no reasonable objection to the form or content thereof when filed.

        (b) The Company will promptly advise the Representatives and confirm in writing (i) when any amendment to the Registration Statement shall have become effective, (ii) of the receipt of any comments from the Commission,
    (iii) of any request by the Commission for any amendment of the Registration Statement or amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Purchased Senior Notes or the First Mortgage Bonds for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus with the Commission unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which the Representatives or counsel for the Underwriters reasonably object. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

        (c) If, at any time when a prospectus relating to the Purchased Senior Notes or the First Mortgage Bonds is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Exchange Act or the rules and regulations of the Commission under such Acts, the Company promptly will prepare and file with the Commission, subject to paragraph (b) of this
    Section 4, an amendment or supplement or a filing pursuant to Section 13 or 14 of the Exchange Act which will correct such statement or omission or an amendment which will effect such compliance.

        (d) The Company will make generally available to its security holders and to the Representatives a consolidated earnings statement (which need not be audited) of the Company for the 12-month period beginning after the date of the Prospectus Supplement, as soon as practicable after the end of such 12-month period, which will satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including Rule 158 under the Act).

        (e) The Company will furnish without charge to (i) each of the Representatives and counsel for the Underwriters a signed copy of the Registration Statement (but without exhibits incorporated by reference), as originally filed, all amendments thereto filed prior to the Closing Date, all Incorporated Documents (including exhibits, other than exhibits incorporated by reference) and the Statements of Eligibility of the Trustee and the trustee for the First Mortgage Bonds, (ii) each other Underwriter a conformed copy of the Registration Statement (but without exhibits), as originally filed, all amendments thereto (but without exhibits) and all Incorporated Documents (but without exhibits other than the Company's latest annual report to shareowners) and (iii) each Underwriter as many copies of the Prospectus and the Prospectus Supplement and, so long as delivery of a prospectus by an Underwriter or dealer may be required under the Act, any amendments thereof and supplements thereto (but without Incorporated Documents or exhibits), as soon as available and in such quantities as the Representatives may reasonably request.

        (f) The Company will use its best efforts to arrange for the qualification of the Purchased Senior Notes and the First Mortgage Bonds for sale under the laws of such jurisdictions as the Representatives may designate (provided that the Company shall not be obligated to qualify as a foreign corporation in, or to execute or file any general consent to service of process under the

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    laws of, any jurisdiction), will  maintain such qualifications in effect  so long as required for the distribution of the Purchased Senior Notes and the First Mortgage Bonds and will arrange for the determination of the legality of the Purchased Senior Notes and the First Mortgage Bonds for purchase by institutional investors.

        (g) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issue and delivery of the Purchased Senior Notes and the First Mortgage Bonds to the Underwriters, all fees and expenses of the Company's counsel and accountants, all costs and expenses incident to the preparing, printing and filing of the Registration Statement (including all exhibits thereto), any preliminary prospectus, the Prospectus, the Prospectus Supplement and any amendments thereof or supplements thereto (except the cost of amending or supplementing the Prospectus after ninety days following the Closing Date, which shall be at the expense of the Underwriters requesting same), all costs and expenses (including fees of counsel not exceeding $10,000 and disbursements) incurred in connection with state securities law qualifications, examining the legality of the Purchased Senior Notes and the First Mortgage Bonds for investment and the rating of the Purchased Senior Notes, and all costs and expenses of the printing and distribution of all documents prepared in connection with the issuance and sale of the Purchased Senior Notes and the First Mortgage Bonds. Except as provided in this Section 4(g), Section 7 and
    Section 8 hereof, the Underwriters will pay all their own costs and expenses, including the fees of their counsel and any advertising expenses in connection with any offers they may make.

        (h) Except for the issuance and sale of the Additional Senior Notes, during the period beginning from the date of this Agreement and continuing to the Closing Date, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after the Closing Date and which are substantially similar to the Purchased Senior Notes, without the prior written consent of the Representatives; provided that in no event shall the foregoing period extend more than fifteen business days from the date of this Agreement.

        (i) The Company will use the amount deposited by the Representatives with it pursuant to the last paragraph of Section 3 hereof to the extent necessary to pay for the account of the several Underwriters, in the same proportion as the principal amount of Purchased Senior Notes to be purchased by each of them bears to the total principal amount of the Purchased Senior Notes, any Oklahoma Real Estate Mortgage Tax required to be paid by them on the Purchased Senior Notes and/or the First Mortgage Bonds. Any amount not so applied by the Company before the Closing Date shall be remitted in same day funds by the Company to the Representatives for the account of the several Underwriters on the Closing Date.

        (j) The Company will apply the proceeds from the Purchased Senior Notes in the manner indicated under the caption "Use of Proceeds" in the Prospectus.

    5. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase and pay for the Purchased Senior Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

        (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall then be pending before, or threatened by, the Commission.

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        (b) The Company shall have delivered to the Trustee, as security for the payment of the principal and interest on the Senior Notes, a series of First Mortgage Bonds (the "Bonds") in the same aggregate principal amount and with the same stated rate or rates of interest (or interest calculated in the same manner), payment dates, maturity dates and redemption provisions as the Purchased Senior Notes they secure. The Bonds will be issued by the Company
    under  its Trust Indenture  dated            ,       between the Company and
                  , as successor trustee (the "First Mortgage Trustee") to , as heretofore amended and supplemented and as to be further amended and supplemented  by the  Supplemental Trust Indenture  dated as  of
             ,      creating the series in which the First Mortgage Bonds are to be issued. The term "First  Mortgage Indenture," as hereinafter used,  means
    such Trust Indenture dated          ,     , as so amended and supplemented.

        (c)  The Company shall have furnished to the Representatives the opinion
    of                , counsel for the Company ("Oklahoma counsel"), dated  the
    Closing Date, to the effect that:

           (i) the Company is a legally existing corporation under the laws of the State of Oklahoma and has corporate power, right and authority to do business and to own property in the State of Oklahoma in the manner and as set forth in the Prospectus;

           (ii) the Indenture has been duly and validly executed and delivered by the Company, which has full power and authority to enter into and perform its obligations thereunder, and constitutes the binding and enforceable agreement of the Company in accordance with its terms, except as enforcement of provisions of the Indenture may be limited by bankruptcy or other applicable laws affecting the enforcement of creditors' rights;

           (iii) the Purchased Senior Notes and the First Mortgage Bonds have been duly and validly authorized by the Company and constitute valid and binding obligations of the Company;

           (iv) while, except as otherwise stated in said opinion, such counsel are not passing upon and do not assume responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that would lead them to believe that the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time it was filed pursuant to Rule 424 and/or Rule 434 under the Act or on the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (v) the execution and delivery of this Agreement have been duly authorized by the necessary action on the part of the Company and this Agreement constitutes the valid and binding agreement of the Company except to the extent that the provisions for indemnities may be held to be unenforceable as against public policy;

          (vi) except in localities where the Company has no franchises, which are relatively few and not of large population, and where the failure to have such franchises will not have a material adverse effect on the business or operations of the Company, the Company has sufficient authority under statutory provisions or by grant of franchises or permits by municipalities or counties to conduct its business in Oklahoma as presently conducted and as described in the Prospectus;

          (vii) such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required;

         (viii) the Indenture, the Purchased Senior Notes, the First Mortgage Indenture and the Bonds conform in all material respects to the statements concerning them in the Prospectus;

          (ix) all statements contained in the Registration Statement and Prospectus purporting to set forth the advice or the opinion of such counsel or to be based upon the opinion of such counsel correctly set forth the opinion of such counsel on such respective matters;

           (x) the execution and delivery of this Agreement and the issuance of the Purchased Senior Notes and the Bonds, and compliance with the provisions thereof, under the circumstances contemplated hereby and thereby, do not and will not violate the Certificate of Incorporation or By-Laws of the Company or any Subsidiary, or in any material respect conflict with or constitute on the part of the Company or any Subsidiary a breach of or default under any indenture, lease, mortgage, deed of trust, note, agreement or other instrument known to such counsel to which the Company or any Subsidiary is a party or any law, regulation, consent decree or administrative, arbitration or court order known to us to which the Company or any Subsidiary is subject;

          (xi) the Oklahoma Commission has duly issued its order authorizing the issuance by the Company of the Purchased Senior Notes and the Bonds on terms consistent with this Agreement and, to the best of such counsel's knowledge, such order is still in force and effect; the issuance and sale of the Purchased Senior Notes to the Underwriters and the issuance of the Bonds to the First Mortgage Trustee are in conformity with the terms of such order; and no further approval, authorization, consent, certificate or order of any Oklahoma commission or regulatory authority is necessary with respect to the issuance and sale of the Purchased Senior Notes and the issuance of the Bonds by the Company as contemplated in this Agreement, other than approvals that may be required under Oklahoma state securities laws;

          (xii) each Subsidiary is a legally existing corporation under the laws of the State of Oklahoma, has corporate power, right and authority to do business and to own property in the State of Oklahoma in the manner and as set forth in the Prospectus, and is duly qualified as a foreign corporation in each jurisdiction in which its failure to qualify would have a material adverse effect on the business and operation of the Company and its Subsidiaries taken as a whole;

         (xiii) the First Mortgage Indenture has been duly and validly executed and delivered by the Company, which has full power and authority to enter into and perform its obligations thereunder, and constitutes the binding and enforceable agreement of the Company in accordance with its terms, except as enforcement of provisions of the First Mortgage Indenture may be limited by bankruptcy or other applicable laws affecting the enforcement of creditors' rights and except as provisions of the United States Bankruptcy Code may affect the validity of the lien thereof with respect to property acquired or proceeds realized by the Company after the commencement of bankruptcy proceedings with respect to the Company;

         (xiv) the Bonds have been duly and validly authorized by the Company, and constitute valid and binding obligations of the Company and, with like exception as noted in the foregoing subdivision (xiii), are entitled to the lien of and benefits provided by the First Mortgage Indenture;

          (xv) The First Mortgage Indenture is in proper form, conforming to the laws of the State of Oklahoma, to give and create the lien which it purports to create and has been and at the Closing Date is duly and properly recorded or filed in all places in Oklahoma necessary to effectuate the lien of the First Mortgage Indenture; and

         (xvi) The Bonds are equally and ratably secured with all other First Mortgage Bonds outstanding under the First Mortgage Indenture by the First Mortgage Indenture subject to the provisions of the First Mortgage Indenture relating to any sinking fund or a similar fund for the benefit of the first mortgage bonds of any particular series. The First Mortgage Indenture constitutes a first mortgage lien, subject only to permissible encumbrances, as defined in the First Mortgage Indenture, on all of the property, real, personal, and mixed (except as hereinafter noted), in Oklahoma now owned by the Company. The First Mortgage Indenture also constitutes a first mortgage lien, subject to permissible encumbrances as defined in the First Mortgage Indenture, on all property, real, personal, and mixed (except as hereinafter noted), hereafter acquired by the Company in Oklahoma in conformity with the terms of the First Mortgage Indenture, except as the United States Bankruptcy Code may affect the validity of the lien of the First Mortgage Indenture on property acquired after the commencement of a case under such Code, except as to the prior lien of the First Mortgage Trustee under the First Mortgage Indenture in certain events specified therein and except as otherwise provided in the First Mortgage Indenture in case of consolidation or merger. There are excepted from the lien of the First Mortgage Indenture, as more fully set forth in the granting clauses thereof, (1) all shares of stock, bonds, notes, evidences of indebtedness and other securities other than such as may be or are required to be deposited from time to time with the First Mortgage Trustee, (2) cash other than such as may be or are required to be deposited from time to time with the First Mortgage Trustee, (3) contracts, claims, bills and accounts receivable, and chooses in action other than such as may be or are required to be from time to time assigned to the First Mortgage Trustee, (4) motor vehicles, (5) any oil, gas and other minerals under or on lands owned by the Company, (6) goods, wares and merchandise, equipment and supplies acquired for the purpose of sale or resale in the usual course of business or for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and (7) certain properties specifically described in Schedule B to the First Mortgage Indenture not used or useful in the business of the Company. The Company, except as to permissible encumbrances, as defined in the First Mortgage Indenture, has good and valid title to the real and fixed properties in Oklahoma and franchises from Oklahoma or federal authorities now owned by it; (however, such opinion need not cover titles to rights-of-way or easements for transmission or distribution lines).

        (d) The Company shall have furnished to the Representatives the  opinion
    of                     , counsel  for the  Company in the  State of Arkansas
    ("Arkansas counsel"), dated the Closing Date, to the effect that:

           (i) the Company is duly qualified as a foreign corporation under the laws of the State of Arkansas and has corporate power, right and authority to do business and to own property in the State of Arkansas in the manner and as set forth in the Prospectus;

           (ii) the First Mortgage Indenture is in proper form, conforming to the laws of the State of Arkansas, to give and create the lien which it purports to create and has been and at the Closing Date is duly and properly recorded or filed in all places in Arkansas necessary to effectuate the lien of the First Mortgage Indenture;

          (iii) the First Mortgage Indenture constitutes a first mortgage lien, subject only to permissible encumbrances, as defined in the First Mortgage Indenture, on all of the property, real, personal, and mixed (except as hereinafter noted), in Arkansas now owned by the Company. The First Mortgage Indenture also constitutes a first mortgage lien, subject to permissible encumbrances as defined in the First Mortgage Indenture, on all property, real, personal, and mixed (except as hereinafter noted) hereafter acquired by the Company in Arkansas in conformity with the terms of the First Mortgage Indenture, except as the United States Bankruptcy Code may affect the validity of the lien of the First Mortgage Indenture on property acquired after the commencement of a case under such Code, except as to the prior lien of the First Mortgage Trustee under the First Mortgage Indenture in certain events specified therein and except as otherwise provided in the First Mortgage Indenture in case of consolidation or merger. There are excepted from the lien of the First Mortgage Indenture, as more fully set forth in the granting clauses thereof, (1) all shares of stock, bonds, notes, evidences of indebtedness and other securities other than such as may be or are required to be deposited from time to time with the First Mortgage Trustee, (2) cash other than such as may be or are required to be deposited from time to time with the First Mortgage Trustee, (3) contracts, claims, bills and accounts receivable, and chooses in action other than such as may be or are required to be from time to time assigned to the First Mortgage Trustee, (4) motor vehicles, (5) any oil, gas and other minerals under or on lands owned by the Company, (6) goods, wares and merchandise, equipment and supplies acquired for the purpose of sale or resale in the usual course of business or for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and (7) certain properties specifically described in Schedule B to the First Mortgage Indenture not used or useful in the business of the Company. The Company, except as to permissible encumbrances, as defined in the First Mortgage Indenture, has good and valid title to the real and fixed properties in Arkansas and franchises from Arkansas authorities now owned by it; (however, such opinion need not cover titles to rights-of-way or easements for transmission or distribution lines);

          (iv) except in localities where the Company has no franchises, which are relatively few and not of large population, and where the failure to have such franchises will not have a material adverse effect on the business or operations of the Company, the Company has sufficient authority under statutory provisions or by grant of franchises or permits by municipalities or counties to conduct its business in Arkansas as presently conducted and as described in the Prospectus;

           (v) all statements contained in the Registration Statement and Prospectus purporting to set forth the advice or the opinion of such counsel or to be based upon the opinion of such counsel correctly set forth the opinion of such counsel on such respective matters;

          (vi) the Arkansas Commission has duly issued its order authorizing the issuance and sale by the Company of the Purchased Senior Notes and the issuance of the Bonds on terms consistent with this Agreement and such order is still in force and effect; the issuance and sale of the Purchased Senior Notes to the Underwriters and the issuance of the Bonds to the First Mortgage Trustee is in conformity with the terms of such order; and no further approval, authorization, consent, certificate or order of the Arkansas Commission or any other governmental or regulatory authority is necessary with respect to the issuance and sale of the Purchased Senior Notes and the issuance of the Bonds by the Company as contemplated in this Agreement, other than approvals that may be required under Arkansas state securities laws; and

          (vii) he is not handling any litigation relating to the Company except as set forth in a schedule attached to such opinion.

        (e) The Company shall have furnished to the Representatives the  opinion
    of               , counsel for the Company, dated the Closing Date, covering the  matters set forth  in subdivisions (i), (ii),  (iii), (iv), (v), (vii),
    (viii), (x), (xiii) and (xiv) of paragraph (c) of this Section 5 and to the further effect that:

           (i) the Registration Statement has become effective under the Act and, to the best of the knowledge of said counsel, no proceedings for a stop order in respect thereof are pending or threatened under Section 8(d) or 8(e) of the Act;

           (ii) the Registration Statement and the Prospectus (except as to the financial statements and financial or statistical data contained or incorporated by reference therein, with respect to which said counsel need express no opinion) comply as to form, in all material respects, with the requirements of the Act, the Exchange Act and the Trust Indenture Act and the rules and regulations of the Commission under such Acts; and the Incorporated Documents (except as to the financial statements and financial or statistical data contained therein, with respect to which said counsel need express no opinion) as of their respective dates of filing with the Commission complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

          (iii) the Indenture and the First Mortgage Indenture have each been qualified under the Trust Indenture Act as and to the extent required by the provisions of such Act; and

          (iv) all approvals, authorizations, consents, certificates or orders of any state or Federal commission or regulatory authority that are necessary with respect to the issuance and sale of the Purchased Senior Notes and the issuance of the Bonds by the Company as contemplated in this Agreement have been obtained, other than approvals that may be required under state securities laws.

    Such opinion may be subject to the reservation that, in giving such opinion, said counsel have relied on the opinion of Oklahoma counsel as to all matters of Oklahoma law and on the opinion of Arkansas counsel as to all matters of Arkansas law (including without limiting the foregoing all opinions as to titles of the Company to its properties, the lien of the First Mortgage Indenture thereon, the validity and sufficiency of franchises and permits, and the validity and sufficiency of the orders described in subdivision (xi) of subsection (c) of this Section 5 and subdivision (vi) of subsection (d) of this
Section 5), provided that such opinion shall state that said counsel believes that the Underwriters and they are justified in relying on the opinions of Oklahoma counsel and of Arkansas counsel.

        (f) The Representatives shall have received from               , counsel
    for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters related to the issuance and sale of the Purchased Senior Notes as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (g) At the Closing Date there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, of the Company or in the earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chairman of the Board and President or a Vice President of the Company, dated the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties contained in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to their knowledge, threatened by the Commission.

        (h) At the date of this Agreement and at the Closing Date the Representatives shall receive from the Accountants a letter (in form and substance satisfactory to them) dated such dates to the effect that they are independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder and that the answer to
    Item 10 of Form S-3 is correct insofar as it relates to them, and stating in effect that (i) in their opinion, the financial statements and schedules audited by them and contained in the Incorporated Documents comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the published rules and regulations thereunder; (ii) they have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim financial statements of the Company and its Subsidiaries, a reading of all recent minutes of meetings of the Board of Directors, committees of the Board of Directors and shareowners of the Company and its Subsidiaries, inquiries of officials of the Company and its

    Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures, nothing came to their attention which caused them to believe that (a) any unaudited financial statements of the Company included or incorporated by reference in the Registration Statement or Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the rules and regulations applicable thereto or are not stated on a basis substantially consistent with that of the audited financial statements of the Company incorporated by reference in the Registration Statement, or (b) as of a specified date not more than five business days prior to the date of delivery of each such letter, there was any decrease in the capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decrease in consolidated net assets, as compared with amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement or for the period from the first day of the month next following the date of said balance sheet to a specified date not more than five business days prior to the date of delivery of each such letter there were any decreases, as compared with the corresponding period in the preceding year, in operating revenues, operating income and net income, except in all instances for changes which the Prospectus discloses have occurred or may occur or which are described in such letter; (iii) they have carried out specified procedures performed for the purpose of comparing certain specified financial information and percentages (which is limited to financial information derived from general accounting records of the Company) included or incorporated by reference in the Registration Statement with indicated amounts in the financial statements or accounting records of the Company and (excluding any questions of legal interpretation) have found such information and percentages to be in agreement with the relevant accounting and financial information of the Company referred to in such letter in the description of the procedures performed by them and (iv) they have read any unaudited financial statement information and financial ratios set forth in the Prospectus Supplement and have performed specified procedures with respect thereto set forth in such letter, and nothing came to their attention which caused them to believe that such financial information does not agree with the latest available unaudited interim financial statements of the Company and its Subsidiaries or was not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements incorporated by reference in the Registration Statement. If additional unaudited financial information is included in the Prospectus, appropriate statements with respect thereto shall also be set forth in such letter.

        (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change or decrease specified in the letter referred to in paragraph (h) of this Section 5 which makes it impractical or inadvisable in the judgment of the Representatives to proceed with the public offering or delivery of the Purchased Senior Notes as contemplated by the Prospectus.

        (j) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

    In giving the opinions contemplated by paragraphs (c), (d), (e) and (f) of this Section 5, counsel may rely upon certificates of state officials as to the Company's good standing and upon certificates of officers of the Company as to matters of fact relevant to such opinions. In giving such opinions, counsel may assume (i) that the Purchased Senior Notes and the Bonds have been executed on behalf of the Company by the manual or facsimile signatures of the President or a Vice President and the Secretary or an Assistant Secretary of the Company and have been manually authenticated by an authorized official of the Trustee, (ii) that the signatures on all documents examined by them are genuine, and (iii) the adequacy of the written information supplied by the Representatives and the other Underwriters expressly for use in the Registration Statement or the Prospectus.

    If any of the conditions specified in this Section 5 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives.

    6. CONDITIONS OF COMPANY'S OBLIGATION. The obligation of the Company to deliver the Purchased Senior Notes and the Bonds upon payment therefor shall be subject to the following conditions:

    On the Closing Date the orders of the Oklahoma Commission and the Arkansas Commission referred to in paragraph (i) of Section 2 hereof shall be in full force and effect substantially in the form in which originally entered; the Indenture and the First Mortgage Indenture, shall be qualified under the Trust Indenture Act as and to the extent required by such Act; and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall then be pending before, or threatened by, the Commission.

    In case any of the conditions specified above in this Section 6 shall not have been fulfilled, this Agreement may be terminated by the Company by delivering written notice of termination to the Representatives. Any such termination shall be without liability of any party to any other party except to the extent provided in paragraph (g) of Section 4 and Section 7 hereof.

    7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Purchased Senior Notes provided for herein is not consummated because any condition to the obligations of the Underwriters or the Company set forth in Section 5 or Section 6 hereof, respectively, is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel and any amounts deposited by the Representatives with the Company for payment of the Oklahoma Real Estate Mortgage Tax) that shall have been incurred by them in connection with the proposed purchase and sale of the Purchased Senior Notes.

    8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof and (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased any of the Purchased Senior Notes which are the subject thereof if such person did not receive a copy of the Prospectus (or, if the Prospectus shall have been amended or supplemented, the Prospectus as then amended or supplemented), excluding the Incorporated Documents, at or prior to the confirmation of the sale of such Purchased Senior Notes to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as then amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

        (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

        (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) who are parties to such action),
    (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or
    (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). Any indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent, which consent may not be unreasonably withheld, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

        (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Purchased Senior Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
    (i) above, but also the relative fault of the Company or the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Purchased Senior Notes. The relative fault of the Company and the Underwriters shall be determined by a reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the foregoing provisions of this paragraph (d). Notwithstanding the provisions of this paragraph (d), (x) in no case shall any Underwriter (except as may be provided in any Agreement Among Underwriters) be responsible for any amount in excess of the aggregate underwriting discounts applicable to the Purchased Senior Notes purchased by such Underwriter hereunder and (y) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this paragraph (d) are several (and not joint) in proportion to the respective principal amount of Purchased Senior Notes to be purchased by each of such Underwriters. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses
    (x) and (y) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party from whom contributions may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

    9. DEFAULT BY AN UNDERWRITER. If any one or more of the Underwriters shall fail to purchase and pay for the Purchased Senior Notes agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the Representatives may find one or more substitute underwriters to purchase such Purchased Senior Notes or make such other arrangements as the Representatives deem advisable or one or more of the nondefaulting Underwriters may agree to purchase such Purchased Senior Notes in such proportions as may be agreed upon by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made within 36 hours after the Closing Date, each of the nondefaulting Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amounts of Purchased Senior Notes set forth opposite their names in Schedule II hereto bear to the aggregate amount of Purchased Senior Notes set opposite the names of all the nondefaulting remaining Underwriters) the Purchased Senior Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase, provided that in the event that the aggregate principal amount of Purchased Senior Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of the Purchased Senior Notes set forth in Schedule II hereto, the nondefaulting Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Purchased Senior Notes and if such nondefaulting Underwriters do not purchase all the Purchased Senior Notes, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company, except as provided in Section 11 hereof. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine, in order that the required changes in the Registration Statement and the Prospectus Supplement or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

    10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Purchased Senior Notes, if prior to such time
(i) there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any loss sustained by the Company or any Subsidiary by strike, fire, flood, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company and its Subsidiaries taken as a whole regardless of whether or not such loss shall have been insured, or any material adverse change in the earnings, affairs, condition (financial or otherwise) or business prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or additional material governmental restrictions, not in force on the date of this Agreement, have been imposed upon trading in securities generally, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the New York Stock Exchange, by the New York Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction,
(iii) a banking moratorium shall have been declared either by federal or New York State authorities, or (iv) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Purchased Senior Notes.

    11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Purchased Senior Notes. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

    12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered in person or transmitted by any form of written telecommunication to them at the address specified in Schedule I hereto, or, if sent to the

Company,  will be  mailed, delivered  in person  or transmitted  by any  form of
written telecommunication to  it, at                     ,                     ,
              , attention of               , Treasurer.

    13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder. The term "successors and assigns" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Purchased Senior Notes from any of the Underwriters.

    14. REPRESENTATION OF THE UNDERWRITERS. The Representatives represent and warrant to the Company that they are authorized to act as the representatives of the Underwriters in the subject matter of this Agreement, and the Representatives' execution and delivery of this Agreement and any action under this Agreement taken by such Representatives will be binding upon all Underwriters.

    15. INTERPRETATION WHEN NO REPRESENTATIVES. In the event no Underwriters are named in Schedule II hereto, the term "Underwriters" shall be deemed for all purposes of this Agreement to be the Underwriter or Underwriters named as such in Schedule I hereto, the principal amount of the Purchased Senior Notes to be purchased by any such Underwriter shall be that set opposite its name in
Schedule I hereto and all references to the "Representatives" shall be deemed to be the Underwriter or Underwriters named in such Schedule I.

    16. COUNTERPARTS. This Agreement may be executed in counterparts all of which, taken together, shall constitute a single agreement among the parties to such counterparts.

    17.   APPLICABLE LAW.   This Agreement will be  governed by and construed in
accordance with the laws of the State of               .

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                          Very truly yours,

                                          OKLAHOMA GAS AND ELECTRIC COMPANY

                                          By
                                          --------------------------------------

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

- --------------------------------------

- --------------------------------------

By
- --------------------------------------

By
- --------------------------------------
For themselves and the other several
Underwriters named in Schedule II
hereto.

                                   SCHEDULE I

Registration Statement Nos.:
- --------------------------------------------------------------

Representatives:
- --------------------------------------------------------------------------

Amount, Purchase Price and Description of Purchased Senior Notes:

      Aggregate Principal Amount: $
      ------------------------------

      Purchase Price:
      -------------% of the aggregate principal amount

      Interest Rate:
      -------------% per annum

      Initial Public Offering Price:
      -------------% of the aggregate principal amount

      Dealer Discount:
      -------------% of the aggregate principal amount

      Reallowance to Dealers:
      -------------% of the aggregate principal amount

Dated date:
- ---------,
- ----

Maturity:
- ---------,
- ----

Redemption Provisions:

      The   Senior  Notes   will  not   be  subject   to  redemption   prior  to
      ---------------,
      ----------. Thereafter, the Senior Notes are subject to redemption, at the election of the Company, at the following Redemption Prices (expressed in percentages of the principal amount) if redeemed during the 12 months beginning
      --------------- of the years indicated below.

- -------                                             -------%
- -------                                             -------%
- -------                                             -------%
- -------                                             -------%
- -------                                             -------%
- -------                                             -------%
- -------                                             -------%
- -------                                             -------%
- -------                                             -------%
- -------                                             -------%
- ------- and thereafter                              -------%

    Other Provisions:

      Time, Date and Place of Delivery and Payment:

             Time and Date --
             ----------------------
             ---------------.M.
             ---------------------- Time,
             ----------------------,
             -----------------

             Place:
         -----------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

Oklahoma Real Estate Mortgage Tax:
- -------%

Office for Examination of
  Purchased Senior Notes:
- ----------------------------------------------------------------

Address for Notices to Representatives pursuant to Section 12 of Underwriting
Agreement:

                                  SCHEDULE II

                                                                          PRINCIPAL AMOUNT
                                                                        OF PURCHASED SENIOR
                        NAME OF UNDERWRITER                                    NOTES
- --------------------------------------------------------------------  ------------------------

                                                                            $
- ------------------------------------------------------
                                                                              ----------

                                                                            $
- ------------------------------------------------------
                                                                              ----------

                                                                            $
- ------------------------------------------------------
                                                                              ----------
                                                                              ----------

    Total                                                                   $
                                                                              ----------
                                                                              ----------